UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AEROFLEX HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 15, 2013

B A R C O D E

Meeting Information
AEROFLEX HOLDING CORP.	Meeting Type: Annual Meeting
For holders as of: September 16, 2013
Date: November 15, 2013 Time: 10:00 AM EST
Location: Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You —

Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report to Stockholders
How to View Online:

Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by
the arrow è	XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 03, 2013 to facilitate timely delivery.

 — How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

marked by the arrow è	XXXX XXXX XXXX	www.proxyvote.com. Have the information
Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
Nominees
01 Hugh Evans	02 Leonard Borow	03 John Buyko	04 Prescott H. Ashe	05 Joe Benavides
06 Bradley J. Gross	07 John D. Knoll	08 Ramzi M. Musallam	09 Richard N. Nottenburg	10 Benjamin M. Polk
11 Charles S. Ream	12 Mark H. Ronald	13 Peter J. Schoomaker

The Board of Directors recommends you vote FOR the following proposal(s):

2. Approve, on an advisory basis, named executive officer compensation.

3. Adopt the Aeroflex Holding Corp. 2013 Performance Bonus Plan.

4. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2014.

 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

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